SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   December 5, 2002

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	1-14667 (Commission File Number)	91-1653725 (I.R.S. Employer Identification No.)

1201 Third Avenue
Seattle, Washington 98101
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:    (206) 461-2000

Item 9.  Regulation FD Disclosure.

      The following slides may be used by Washington Mutual, Inc. in various presentations to investors:

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

WASHINGTON MUTUAL, INC.

/s/ Fay L. Chapman

By: Fay L. Chapman Senior Executive Vice President

Date:  December 4, 2002

Washington Mutual

OVERVIEW

Third Quarter 2002

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Unique Business Model

- Combined consumer banking/mortgage lending strategy generates strong profitability throughout interest rate cycle
- Double-digit growth of banking fees regardless of interest rate environment
- Relatively small, but growing Specialty Finance unit augments net interest income with higher margin assets

Net Income by Business Segment


Home Loans and Insurance Services 60%
Banking and Financial Services 40%
Specialty Finance 11%
Corporate Support/Treasury and Other (11%)
YTD 9/30/02

Five-Year Plan: 2000-2004

- Achieve financial targets reflective of top-quartile performance
- Diversify revenues by increasing noninterest income as a percentage of total income
- Improve operating efficiency
- Gradually remix the balance sheet to decrease proportion of prime residential loans and MBS and increase transaction accounts
- Carefully manage credit risk throughout the five-year economic cycle
- Effectively deploy capital toward balance sheet growth, share repurchase and selective acquisitions

OVERVIEW

Five-Year Plan: 2000-2004

Achieve Financial Targets

	YTD 9/30/02	Targets 2000-2004
Return on average common equity	19.78%	>20.00%
EPS growth	14.45[a]	>13.00
Efficiency ratio	47.64[b]	<45.00
NPA/Total assets	0.95[c]	<1.00
Common equity/total assets	7.51[c][d]	>5.00
Estimated total risk-based capital	11.16[c][d][e]	>11.00

(a) Increase in earnings per share from 1/1/02 through 9/30/02 over 1/1/01 through 9/30/01
(b) Excludes amortization of intangible assets amortizable under GAAP
(c) As of 9/30/02
(d) Excludes unrealized net gain/loss on available-for-sale securities and derivatives
(e) Estimate of what WMI's total risk-based capital would be if it were a bank holding company that complied with Federal Reserve Board capital requirements

OVERVIEW

Creating Shareholder Value

EPS Growth*



Dime and HomeSide Assets
Fleet Mortgage Acquisition
Bank United and PNC Mortgage Acquisitions
Ahmanson Acquisition
American Acquisition
Great Western Acquisition
$0.33
$0.34
$0.34
$0.43
$0.41
$0.43
$0.37
$0.42
$0.46
$0.49
$0.51
$0.49
$0.53
$0.55
$0.56
$0.55
$0.55
$0.61
$0.57
$0.62
$0.76
$0.91
$0.94
$0.97
$0.98
$1.01
$1.01
CAGR: 19%
1996 1997 1998 1999 2000 2001 2002
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

* Excludes SAIF assessment in Q3 1996 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger

OVERVIEW

Creating a Powerful National Franchise
Banking and Financial Services

- Broad product line to serve individuals and small-to mid-sized business customers
- Key driver of new household growth
- Offers personal service as a key competitive differentiator
- Offers wide range of investment products including mutual funds, variable and fixed-rate annuities and securities

Creating a Powerful National Franchise

Home Loans and Insurance Services

- A leading residential lender
  - Balanced distribution channels
  - Diversified geographically
- A leading residential servicer
  - Serviced 6.7 million loans at 9/30/02
- #1 recognized mortgage lending brand
- Ability to extend customer relationships

Creating a Powerful National Franchise

Specialty Finance Market Position

- #1 Multi-family originator in 2001
- #1 Multi-family portfolio owner for a financial institution
- #9 Commercial mortgage lender
- #6 Mortgage Banker Finance
- #5 Consumer Finance Company

Characteristics of High Performing Companies

- Above average EPS growth over long term
- Market leadership with barriers to entry in key businesses
- High growth of customers
- Strong intangibles

WaMu - A High Performing Company

- Above average EPS growth (CAGR) over long term
  - EPS growth has averaged 19%[a] since Q1 '96 versus (4%) for the S&P 500[b]
- Market leadership
  - Fast growth banking franchise with strategy to penetrate additional large, metropolitan markets
  - A leading mortgage lender and servicer
  - Creating a leading multi-family origination and servicing platform

(a) Calculated using quarterly EPS as originally reported from Q1 '96 to Q3 '02; excludes SAIF assessment in Q3 '96 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger
(b) Historical EPS growth rate calculated from Q1 '96 to Q2 '02 using quarterly EPS
Source: Standard and Poor's

WaMu - A High Performing Company

Strong Intangibles

- Innovator in key businesses
- Proven ability to create long-term shareholder value
- Deep senior management bench
- Track record of successful acquisition integrations
- #1 recognized mortgage brand nationally
- #1 recognized banking brand in major metropolitan markets served

Acquisition Update

Closed Transactions	Deposit & Loan Servicing Conversion Status
PNC[(a)]	✓
Bank United Corp.	✓
Fleet Mortgage Corp.	✓
Dime Savings Bank	
Deposit Systems	✓
Loan Servicing Systems	Q4 2002
NAMC[(b)]	✓
HomeSide Acquisition	N/A

(a) The mortgage operations of The PNC Financial Services Group, Inc.
(b) North American Mortgage Company, a subsidiary of Dime Bancorp, Inc.

Creating Shareholder Value

Cumulative Value of Investments[a]



CAGR(b) : WM 23%
S&P 500 10%
$1,600
$1,200
$800
$400
$0
WM
S&P 500 Index
$1,361
$315
3/31/90
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
3/31/02
6/30/02
9/30/02

(a) Assumes an initial investment of $100 at 3/31/90 and reinvestment of dividends since 3/31/90 when current management team was formed.
(b) CAGR calculated from 3/31/90 through 9/30/02

OVERVIEW

Summary

- Dominant franchises in consumer banking and mortgage banking
- High growth in fee-based revenues
- Lower credit risk model than commercial bank peers
- Powerful brand focused on broad middle market consumers
- Proven track record of creating shareholder value

OVERVIEW

Washington Mutual

Washington Mutual

BANKING AND FINANCIAL SERVICES GROUP

Third Quarter 2002

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Highlights

- One of the fastest growing retail banking franchises in the country
- On track to achieve aggressive 5-year targets
- Consistently strong profitability growth

Mission

To be the bank of choice nationwide for middle-market consumers and small-and mid-sized businesses by delivering great value and friendly service

Profile

- One of the nation's largest retailers
  - Over 2.1 million customer contacts per day
  - 7 million households and organic YTD growth of 10%
  - 19% average household penetration in retail markets
- Customer driven
  - Broad multi-channel distribution network
  - Comprehensive product set
  - High-touch customer service

Distribution Network[a]


Banking & Financial Services Locations

Market	Retail Branches	ATMs	Business Banking Centers	Financial Consultants
California	546	1,039	14	373
WA/OR	288	382	20	95
Texas	206	215	6	50
Florida	144	274	--	63
NY/NJ	130	277	4	71
UT/ID	52	60	11	6
Las Vegas	21	27	1	2
Phoenix	27	29	1	3
Atlanta	48	65	--	5
Total	1,462[b]	2,368	57	668

(a) As of 9/30/02
(b) Occasio represents 295 of total

Segment Net Interest Income


in millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,898
19%
$2,265
$1,659
58%
$2,617
2000
2001
YTD 9/30/01
YTD 9/30/02

Segment Noninterest Income



in millions
$2,000
$1,500
$1,000
$500
$0
$1,403
27%
$1,778
$1,312
23%
$1,614
2000
2001
YTD 9/30/01
YTD 9/30/02

Segment Noninterest Expense


in millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,967
22%
$2,406
$1,803
23%
$2,215
2000
2001
YTD 9/30/01
YTD 9/30/02

BANKING AND FINANCIAL SERVICES GROUP

Segment Net Income



in millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$787
21%
$955
$658
77%
$1,162
2000
2001
YTD 9/30/01
YTD 9/30/02

Same-Store Sales[a]

	Per Location YTD 9/30/01	YTD 9/30/02	% change
# of Checking Accts[b]	5,176	6,013	16%
Consumer Lending Volume	$4,925,124	$7,416,214	51%
Mortgage Lending Volume	$4,218,880	$4,843,578	15%
Fee Income	$755,975	$880,837	17%
FTE[c]	10.0	10.3	3%

(a) Average of 1,016 Banking & Financial Services financial centers operating during periods presented, reported as of the end of the period
(b) As of the end of the period
(c) Monthly average for the period

Five-Year Targets: 2000-2004

- Significantly penetrate households with highest growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/ 40% time deposit
- Grow retail deposits by $10 billion

Household Market Share


Banking & Financial Services Locations

	12/31/99	9/30/02	Change
WA/OR	28.3%	30.1%	1.7%
California	23.8	28.4	4.7
UT/ID	10.8	12.4	1.6
Nevada	NA	8.7	8.7
Arizona	NA	2.5	2.5
Western States Average	24.0%	25.5%	
Florida	22.5%	26.6%	4.1%
Texas	3.2	10.7[a]	7.5
NY/NJ	NA	8.0[b]	8.0
Georgia	NA	2.8	2.8
Other States Average	12.8%	12.1%	
Overall Average	21.0%	19.3%	

(a) Includes households acquired from Bank United
(b) Includes households acquired from Dime

Household Growth



Households acquired (Bank United & Dime)
Household growth in WM Accounts
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
358,228
775,717
284,760
490,957
668,693
284,760
383,933
981,273
543,257
438,016
2000
2001
YTD 9/30/01
YTD 9/30/02

Multi-Pronged Growth Strategy

- Customer-Centric Brand
- Free Checking
- De Novo Expansion (Occasio)
- Opportunistic Acquisitions

Desirable National Brand

#1 Recognized Banking Brand*



Dynamic, Human, Driven, Caring, Fair

* In major metropolitan markets served

Desirable National Brand

Ad Awareness


Seattle
Los Angeles
San Francisco
Miami

#1

#1

#1

#1

Top Service Provider

Customers who would refer their friends to their bank*


81%
66%
WM
Big Banks

* In all markets served by Banking & Financial Services financial centers

BANKING AND FINANCIAL SERVICES GROUP

Cross-sell Ratio*



6
5
4
3
2
1
0
4.29
4.58
4.88
5.17
12/31/99
12/31/00
12/31/01
09/30/02

* Product and service cross-sell for Banking & Financial Services households with a tenure of two or more years

Multi-Pronged Growth Strategy

- Customer-Centric Brand
- Free Checking
- De Novo Expansion (Occasio)
- Opportunistic Acquisitions

Mass Market Appeal

- Free Checking has attracted more than 3.5 million households in the past decade
- Free Checking shows potential customers who we are, what we stand for and how we are different
  - 70% of new checking account customers said that "free checking" was a significant reason why they opened their account with WaMu
  - Customers decide what adds value to their account
  - Profitable first product

Net Retail Checking Account Growth


Acquired Accounts (Bank United & Dime)
Net New WM Platinum Accounts
Net New WM Accounts
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
514,042
1,001,049
271,183
133,557
596,309
810,733
271,183
27,883
511,667
1,241,377
358,846
432,538
449,993
2000
2001
YTD 9/30/01
YTD 9/30/02

Product Relationship Growth Attributed to Free Checking[a][b]


$25,000
$20,000
$15,000
$10,000
$5,000
$0
Deposit Products & Investments
Mortgage & Consumer Loans
$2,636
$2,080
$556
222%
$8,490
$3,617
$4,873
33%
$11,332
$4,205
$7,127
43%
$16,195
$4,877
$11,318
48%
$23,993
$5,317
$18,676
At Opening
1 year later
2 years later
3 years later
4 years later

(a) Includes households that opened a Free Checking account in January 1998, 1999, 2000, 2001, or 2002. Relationship balance includes all deposit, investment, consumer loan and mortgage loan balances held by the households at opening and subsequently at the beginning of each following year. Included in the average balances are new households for each new year plus the current balances for households that existed in prior years (beginning in January 1998).

(b) Weighted average balances per household

Financial Center Incentive Compensation

- Synchronizes corporate and individual objectives
- Rewards profitable production and efficient service
- Motivates over-achieving producers
- Production-based, not goal-based

Financial Center Incentive Compensation

+ Production credits
+ Deposit/assets under management credits
+ Fee income
+ Other income
− Operating expenses
= Net income
÷ FTE

= Net income per FTE

Financial Center Incentive Compensation[a]

	Financial Center[b] Managers	Assistant Financial Center[b] Managers	Sales Positions	Service Positions	Total
Base	43%	65%	43%	91%	62%
Incentive	57	35	57	9	38

(a) Actual compensation mix paid year to date 8/31/02
(b) Dime Managers not included because base/incentive mix will not change until 2003

Multi-Pronged Growth Strategy

- Customer-Centric Brand
- Free Checking
- De Novo Expansion (Occasio)
- Opportunistic Acquisitions

De Novo Expansion

Occasio -

setting a new standard for retail banking



De Novo Expansion

- Exploring all major markets with:
  - A high dissatisfaction rate with other banks
  - Job growth/household growth
  - Marketing efficiency
- Augmenting existing network
- Effective way to rapidly develop a national consumer franchise

BANKING AND FINANCIAL SERVICES GROUP

Occasio in De Novo Market

Original Forecast Model vs. Actual Results

24th Month of Operation	Original Model[a]	Las Vegas Actual[b]
Checking Accts.	2,859	2,399
Loans ($000s)	$5,547	$3,764
Deposits ($000s)	$16,715	$25,732
Transaction Deposit Mix	85%	87%
Fee Income ($000s)	$56	$70
Operating Expenses ($000s)	$81	$88

(a) Averages of 12 Las Vegas Occasio Banking & Financial Services financial centers for the 24th month of operation
(b) Averages; calendar month and year varies by location

Occasio Sites in De Novo Markets*

Location	Current Sites	Proposed Sites for Q4'02	Proposed Sites for 2003
Las Vegas, NV	21	2	2
Phoenix, AZ	27	6	7
Atlanta, GA	48	2	30
Denver, CO	0	20	10
Chicago, IL	0	0	70
Total	96	30	119

* As of 9/30/02

Occasio Sites in Existing Markets[a]

Location	Occasio	Occasio Retrofits	Total	Proposed Sites for Q4'02	Proposed Sites for 2003
California	4	47	51	30	91
Texas	22	44	66	27	62
Florida	17	15	32	3	51
Washington	4	17	21	5	18
Oregon	2	11	13	0	15
Idaho	3	1	4	1	0
Utah	1	2	3	3	6
NY/NJ	8	1	9	11	93
Total	61	138	199	80[b]	336[c]

(a) As of 9/30/02
(b) Includes 40 Occasio retrofits and 40 new sites
(c) Includes 191 Occasion retrofits and 145 new sites

BANKING AND FINANCIAL SERVICES GROUP

Results of Same-Store Sales Comparison
Occasio Retrofits vs. Traditional are favorable

Growth from YTD 9/30/01 vs YTD 9/30/02


Retrofit Same Stores(a)
Traditional Same Stores(b)
100%
80%
60%
40%
20%
0%
32%
29%
87%
49%
15%
15%
Checking Sales
Consumer Lending
Mortgage Lending

(a) Averages of 56 Banking & Financial Services financial centers open at least one year and retrofit in Occasio style by 12/31/01
(b) Averages of 961 Banking & Financial Services financial centers open at least one year by 12/31/01 and have not been retrofit

Denver (Opening late 2002)

Dramatic growth in population and households in the last decade

- Excessive bank and ATM fees are a major concern for consumers
- Strong preference for our brand of retail banking



Chicago (Opening late 2003)

Dramatic growth in population and households in the last decade

- Excessive bank and ATM fees are a major concern for consumers
- Nearly one in five consumers exhibit a willingness to leave their current bank
- Strong preference for our brand of retail banking
- WaMu will open up to 70 Occasios in the greater Chicago area by the end of 2003 and 120-150 within the next few years

Multi-Pronged Growth Strategy

- Customer-Centric Brand
- Free Checking
- De Novo Expansion (Occasio)
- Opportunistic Acquisitions

Significant Recent Acquisitions

Banking and Financial Services seeks to maximize value for all acquired franchises

	Year Acquired	Branches Acquired	Households* Acquired
American Savings (ASB)	1996	159	590,000
Great Western (GW)	1997	411	2,210,000
Home Savings (HSA)	1998	383	1,260,000
Bank United (BNKU)	2001	157	280,000
Dime Savings (DIME)	2002	123	543,000

* Approximate number of households using criteria of acquired companies

ASB and GW Same-Store Sales[a]

	1998	1999	% change
# of Checking Accts[b]	4,109	4,721	15%
Consumer Lending Volume	$1,258,947	$1,674,358	33
Mortgage Lending Volume	$411,426	$1,792,338	336
Fee Income	$585,018	$847,529	45
FTE[c]	10.0	10.4	3

(a) Comparative results following acquisition and integration; average of 331 unconsolidated former ASB and GW financial centers
(b) As of the end of the period
(c) Monthly average for year

HSA Same-Store Sales[a]

	1999	2000	% change
# of Checking Accts[b]	2,728	3,273	20%
Consumer Lending Volume	$1,808,953	$4,096,047	126
Mortgage Lending Volume	$798,238	$1,134,766	42
Fee Income	$287,472	$454,480	58
FTE[c]	8.7	8.5	(2)

(a) Comparative results following acquisition and integration; average of 222 unconsolidated former HSA financial centers
(b) As of the end of the period
(c) Monthly average for year

Bank United Same-Store Sales[a]

	Q2 & Q3 '01	Q2 & Q3 '02	% change
# of Checking Accts[b]	1,793	2,270	27%
Consumer Lending Volume[c]	$499,556	$2,217,211	344
Mortgage Lending Volume[c]	$64,512	$229,055	255
Fee Income	$143,547	$241,032	68
FTE	5.7	6.2	9

(a) Comparative results following acquisition; average of 137 unconsolidated former BNKU financial centers
(b) As of the end of the period Q3 '01 and Q3 '02
(c) 6 months ending Q3 '01 and Q3 '02

Dime Integration on Track

- Conversion went well and consumer research indicates our post conversion performance is on par or better than our performance following previous WaMu conversions
  - At 12 weeks post-conversion Dime customer satisfaction levels exceeded customer satisfaction with Dime prior to acquisition by WM
  - Checking account openings have nearly quadrupled since advertising launched in late July
  - Financial center deposits balances have grown post-conversion and exceed pre-acquisition level

Five-Year Targets: 2000-2004

- Significantly penetrate households with highest growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/ 40% time deposit
- Grow retail deposits by $10 billion

Depositor & Other Retail Banking Fees and Securities Fees & Commissions*



in millions
Securities Fees & Commissions
Depositor & Other Retail Banking Fees
$1,600
$1,200
$800
$400
$0
25%
23%
25%
$271
$764
$318
$976
$303
$1,290
$226
$937
$272
$1,185
1999
2000
2001
YTD 9/30/01
YTD 9/30/02

* WMI consolidated

Segment Expense Coverage Ratio

1999

Depositor Fees & Securities Commissions
$1,044 M


51%

Noninterest Expense*
$2,062 M

YTD 9/30/02

Depositor Fees & Securities Commissions
$1,460 M


66%

Noninterest Expense*
$2,201 M

* Noninterest expense excludes transition expense associated with the conversion of acquired companies

Fee Income Strategy

Listen to consumers

- Eliminate “nickel and dime” fees
  - Free access to tellers
- Offer value-added services
- Surcharge-free ATMs
  - When first launched two-thirds of new checking account customers in California cited our “no ATM surcharge policy” as a significant reason why they opened the account; second only to Free Checking
  - In all markets tested Washington Mutual was most frequently cited by consumers as being a bank which does not charge non-customers to use their ATMs

Fee Income Future Plans

- Continue to leverage proven strategy in new markets
- Increase Banking & Financial Services cross-selling services to brokerage clients
- Refine financial services model
  - Increase coverage in financial centers
  - Introduce Registered Bank Employee program in new and emerging markets
  - Expand national channel distribution for WM Group of Funds
- Introduce new value-added products and services
  - Continue to augment the WM Group of Funds' $12.3 billion in assets under management

Five-Year Targets: 2000-2004

- Significantly penetrate households with highest growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/ 40% time deposit
- Grow retail deposits by $10 billion

Consumer Loan Portfolio*


in billions
Acquired Consumer Loans Net of Sales (Bank United & Dime)
WM Originated Consumer Loans
$16.0
$12.0
$8.0
$4.0
$0.0
$6.4
25%
$8.0
31%
$10.5
$0.9
$9.6
60%
$16.8
$2.6
$14.2
12/31/99
12/31/00
12/31/01
9/30/02

* Excludes WM Finance consumer loans

Consumer Loan Opportunities

- Nearly 40%* of WM's mortgage households have a home equity loan or line of credit
- About 3% of WM mortgage customers have a home equity loan or line of credit with WM
- Acquiring the second equity business of these customers represents a lending opportunity of over $50 billion

* Based on internal survey

Consumer Loan Accomplishments and Future Plans

- Expanded organization and enhanced staff capabilities
- Enhanced product management capabilities and approaches
- Develop state-of-the-art risk management capabilities
- Reduce cycle times and unit costs

Consumer Loan Accomplishments and Future Plans

- Leverage Home Loans & Insurance Services mortgage relationships
- Develop new origination channels to attract new customers
  - Wholesale
  - Telephone
  - Internet

Five-Year Targets: 2000-2004

- Significantly penetrate households with highest-growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/40% time deposit
- Grow retail deposits by $10 billion

Remix Deposit Base


Time Deposits*
Transaction Deposits*
46%
54%
12/31/99
26%
74%
9/30/02

* Liquid CDs were reclassified as time deposits in 2001 due to the early withdrawal penalties associated with the accounts. Prior to 2001, these deposits were included in the transaction deposit base due to the nature of the product. Including Liquid CD accounts at 9/30/02 in the transaction deposit base would change the transaction/time deposit mix to 76%/24%

Impact of Remix on Cost of Deposits

Increased proportion of transaction balances provides a 27 bps funding cost advantage at 9/30/02

	9/30/02 Rates	12/31/99 Mix/WAIR	9/30/02 Mix/WAIR
Transaction Deposits	1.85%	54%	74%
Time Deposits	3.19%	46%	26%
Wtd. Avg. Int. Rate		2.47%*	2.20%*

* 9/30/02 rates, based on period end balances, are used in calculating the weighted average interest rate for both periods

Five-Year Targets: 2000-2004

- Significantly penetrate households with highest growth potential
- Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better
- Increase consumer loan portfolio from $6 billion to $20 billion
- Continue to remix deposit base: 60% transaction/ 40% time deposit
- Grow retail deposits by $10 billion

Deposits


Transaction Deposits*
Time Deposits*
in billions
$120
$100
$80
$60
$40
$20
$0
$80.9
(3)%
$78.6
10%
$86.7
37%
$119.1
$43.5
9%
$47.4
12%
$53.0
66%
$88.2
$37.4
(17)%
$31.2
8%
$33.7
(8)%
$30.9
12/31/99
12/31/00
12/31/01
9/30/02

* Liquid CDs were reclassified as time deposits in 2001 due to the early withdrawal penalties associated with the accounts. Prior to 2001, these deposits were included in the transaction deposit base due to the nature of the product. Liquid CD products account for $2.1 billion in deposits as of 12/31/99, $2.3 billion as of 12/31/00, $6.2 billion as of 12/31/01, and $1.9 billion as of 9/30/02

Platinum Account Results

- New “relationship” checking account launched in mid-2001
  - Advertising started in September 2001
- Relationship encouraged by waiving monthly checking account service fee based on combined loan, deposit and investment balances
- Nearly 600,000 active Platinum accounts
- Attracting “higher-balance” customer base with an average opening deposit balance of $65,000

Consumer Deposit Accomplishments and Future Plans

- Augmented product development and management resources and refined product management processes
- Extend successful transaction account growth strategies to larger-balance products (incentives, marketing, product development)
- Enhance retirement product line and refine pricing strategy
- Promote new small business products to attract deposit balances
- Leverage deposit growth with single-service investment and loan customers

WM Group of Funds

- $12.3 billion in total Assets Under Management
  - $3.6 billion is managed for other companies
- 17 Retail Mutual Funds
- 5 Strategic Asset Managed (SAM) Portfolios
- 16 Variable Annuities

Summary

- Powerful, growing franchise with strong momentum
- On track with 5-year targets
- Continued opportunity for consistently strong profitability growth

BANKING AND FINANCIAL SERVICES GROUP

Washington Mutual

Washington Mutual

HOME LOANS AND INSURANCE SERVICES GROUP

Third Quarter 2002

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

HOME LOANS AND INSURANCE SERVICES GROUP

At a Glance

A leading residential servicer — A leading residential lender — A leader in brand recognition

Our lines of business:

- Mortgage servicing
- Mortgage origination
- Insurance services

Segment Net Income Growth



in millions
$2,000
$1,500
$1,000
$500
$0
$844
$1,748
107%
YTD 9/30/01
YTD 9/30/02

Our Goals

As America's Lending Leader. . .

- Be the industry's low-cost provider
- Deliver the highest level of service
- Build brand awareness
- Within a five-year period, originate and service one out of every five loans nationwide

Mortgage Industry Overview

Mortgage Industry Trends

- Growth
- Consolidation
- Risk management

HOME LOANS AND INSURANCE SERVICES GROUP

Drivers of Growth: Projected Single-Family Mortgage Debt Outstanding

	Annual Growth Rate		
	Actual[a]		Forecast Range[b]
	1980s	1990s	2000s
Households	1.5%	1.4%	1.3 - 1.4%
Homeownership Rate	(0.2)	0.5	0.5 - 0.6
Average Home Price Gains	7.3	3.6	5.0 - 6.5
SF Residential Investment	8.6%	5.5%	6.8% - 8.5%
Debt-to-Value Ratio	2.0	1.6	1.3 - 1.7
SF Mortgage Debt Outstanding	10.6%	7.0%	8.1% - 10.2%

(a) Bureau of the Census, Federal Reserve Board, Office of Federal Housing Enterprise Oversight and National Association of Realtors, as of period presented
(b) Fannie Mae Forecast, October 2002

Mortgage Servicing Market Trends


Servicing Debt
in trillions
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
7.7% CAGR
$3.0
$3.2
$3.4
$3.6
$3.8
$4.0
$4.3
$4.8
$5.2
$5.8
$6.2
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
Q3 '02

Source: Inside Mortgage Finance

Mortgage Origination Market Trends


in trillions
Refinance
Purchase
10.6% Purchase Market CAGR
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$0.6
$0.4
$.8
$0.2
$0.6
$.6
$0.2
$0.4
$.8
$0.2
$0.6
$.8
$0.3
$0.5
$1.5
$0.8
$0.7
$1.3
$0.5
$0.8
$1.0
$0.2
$0.8
$2.0
$1.2
$0.8
$2.4
$1.4
$1.0
$1.8
$0.7
$1.1
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02E
'03E

Source: Mortgage Bankers Association, Mortgage Finance Forecast, October 2002

HOME LOANS AND INSURANCE SERVICES GROUP

Accelerating Consolidation in the Mortgage Industry


Market Share of Top 10 Originators and Top 10 Servicers
80%
60%
40%
20%
0%
Servicers
Originators
25.8%
28.1%
30.9%
38.2%
39.1%
41.0%
49.7%
59.2%
24.5%
27.8%
30.9%
36.3%
40.7%
44.6%
48.6%
50.8%
'95
'96
'97
'98
'99
'00
'01
Q3 '02

Source: Inside Mortgage Finance

Risk Management

- Interest rate risk
- Mortgage servicing rights
- Credit quality

Competitive Strengths

HOME LOANS AND INSURANCE SERVICES GROUP

Unique Business Model


Mortgage Banker
Portfolio Lender

A mortgage product for all interest rate cycles

Maximize Economies of Scale

- Integrate acquired companies successfully
- Leverage technology investments across the business
- Drive cost efficiencies through every step of the loan process
- Maximize cross-sell and additional revenue opportunities

Customer Relationship Management

- State-of-the-art Home Loan customer relationship management tools deployed
  - Self service customer information available on-line
  - Customer service access to real-time customer information
  - Customer retention management
- Mortgage servicing rights are a component of maintaining and growing customer relationships

Integrated Technology & Solution Approach

- Speed of Decision - Automated Approval
- Reliability of Close

- Channel Focused Loan Fulfillment Centers
- Operational Efficiencies

- Customer Relationship Management
- Customer Satisfaction

Sales → Fulfillment → Servicing

Optis™ → Intelliview™

Brand Awareness


Mortgage Brand Awareness Rankings
20%
15%
10%
5%
0%
June '02
Washington Mutual
Wells Fargo
B of A
Citibank
Chase
Countrywide

- The Power of Yes - the #1 recognized mortgage brand
- Our creative and innovative advertising continues to build national awareness

Our Business Strategy


Customer Relationship Management
Scale
Unique Business Model
Brand
Technology

Strategic Objectives

Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

Mortgage Servicing Market Share Growth


12%
11%
9%
8%
6%
5%
3%
2%
0%
Washington Mutual*
Average of Top 10 Servicers
2.4%
3.3%
3.4%
3.6%
8.6%
12.0%
'97
'98
'99
'00
'01
Q3 '02

* Mortgage servicing portfolio is for Washington Mutual, Inc. as of 9/30/02
Source: Inside Mortgage Finance

Mortgage Servicing Portfolio*


Private Investors 11%
Owned Portfolio 13%
Agencies 76%


WA 5%
TX 5%
IL 5%
NY 5%
NJ 4%
FL 6%
Other 44%
CA 26%


Adjustable Rate 22%
Fixed Rate 78%

* Mortgage servicing portfolio is for Washington Mutual, Inc. as of 9/30/02

Mortgage Servicing Profile

- Size - $743 billion*
- Number of Loans - 6.7 million*
- Average Loan Size - $112,000*


Milwaukee, WI
Vernon Hills, IL
Northridge, CA
Florence, SC
Jacksonville, FL
San Antonio, TX

* Mortgage servicing portfolio is for Washington Mutual, Inc. as of 9/30/02

Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

Mortgage Origination Market Share Growth


15.0%
10.0%
5.0%
0.0%
Washington Mutual(a)
Average of Top 10 Originators(b)
2.8%
3.0%
3.3%
4.8%
7.4%
11.4%
'97
'98
'99
'00
'01
YTD 9/30/02

(a) WMI market share (1) excludes co-issues ($10.6 billion YTD 9/30/02) and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance and home equity lines and loans originated by Banking and Financial Services
(b) Source: Inside Mortgage Finance

Mortgage Loan Volume by Product Mix*


in billions
FRMs
Intermediate ARMs
Short-term ARMs
$180
$150
$120
$90
$60
$30
$0
$43.6
27%
34%
39%
$54.8
17%
8%
75%
$163.4
67%
24%
9%
$106.7
68%
12%
20%
$188.3
61%
23%
16%
1999
2000
2001
YTD 9/30/01
YTD 9/30/02

* WMI mortgage loan volume (1) excludes co-issues ($10.6 billion YTD 9/30/02) and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance and home equity lines and loans originated by Banking and Financial Services

Nationwide Presence

As of 9/30/02


Residential Lending Channels
Retail (380)
Wholesale (36)
Correspondent (19)
Specialty (68)
Consumer Direct (5)
WaMu services loans from all 50 states

Mortgage Loan Volume by Channel[a]


Wholesale
$32.2 B
(30%)
Correspondent
$38.4 B
(36%)
Retail[b]
$36.1 B
(34%)

YTD 9/30/01


Wholesale
$58.8 B
(31%)
Correspondent
$64.4 B
(34%)
Retail [b]
$65.1 B
(35%)

YTD 9/30/02

(a) WMI mortgage loan volume (1) excludes co-issues ($10.6 billion YTD 9/30/02) and originations of acquired companies prior to their acquisition and (2) includes first mortgages originated by WM Finance and home equity lines and loans originated by Banking and Financial Services
(b) Retail includes Home Loan centers, consumer direct, and Consumer Banking financial centers

HOME LOANS AND INSURANCE SERVICES GROUP

Mortgage Loan Volume by Geographic Mix*



FL 5%
CO 4%
GA 3%
MA 3%
NJ 3%
NY 3%
TX 3%
WA 6%
IL 7%
Other 25%
CA 38%

YTD 9/30/01



CO 4%
MA 4%
WA 4%
NJ 4%
TX 3%
FL 5%
NY 5%
IL 7%
Other 30%
CA 34%

YTD 9/30/02

* Excludes co-issues ($10.6 billion YTD 9/30/02), bulk purchases and originations by acquired companies prior to their acquisition by Washington Mutual

Building America's Lending Leader

- Market Share
  - Servicing
  - Production
- Profitability

Revenue Stabilization


Gain from Mortgage Loans
Servicing and Other Fee Income
Net Interest Income, after Provision
in millions
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,075
$262
$286
$1,527
$3,487
$963
$518
$2,006
$2,244
$677
$340
$1,227
102%
$4,541
$868
$1,097*
$2,576
2000
2001
YTD 9/30/01
YTD 9/30/02

* Includes effects of inter-segment hedge allocation

Fee-based Business Units

Home Loans & Insurance Services

Washington Mutual Insurance Services, Inc.

- Provider of property & casualty insurance products and life and other insurance products
- Manager of captive reinsurance

Washington Mutual Mortgage Securities Corp.

- Outlet for non-agency loan products
- Issuer of private mortgage backed securities
- Master servicer

Washington Mutual Capital Corp.

- Operations began 7/1/02
- Registered broker/dealer
- Distributor of mortgage-related products

Insurance Revenue


in millions
$120
$90
$60
$30
$0
$23.1
$77.4
$55.5
$120.0
116%
2000
2001
YTD 9/30/01
YTD 9/30/02

Segment Income Statement

(in millions)	YTD 9/30/02	YTD 9/30/01	(%) change
Net interest income after provision	$ 2,576	$ 1,227	110 %
Noninterest income	1,965 *	1,017	93
Noninterest expense	1,724	851	102
Net income	1,748	844	107 %

* Includes effects of inter-segment hedge allocation

HomeSide Lending Acquisition Closed

- Completed October 1, 2002
- Acquired 1.4 million customer relationships nationwide
- Purchase price approximately $1.3 billion in cash
  - Includes purchase of HomeSide's MSRs pertaining to a servicing portfolio of $131 billion subserviced by WM, related MSR hedges, other assets and assumed debt

Acquisition & Integration Update

- ✓ Bank United
- ✓ Fleet Mortgage
- ✓ Dime/NAMC
- ✓ PNC Mortgage
- ✓ HomeSide

Integration Timeline


BU 2Q01
PNC 3Q01
Fleet 2Q02
HomeSide 4Q02*
NAMC 4Q02
Alltel to IntelliView 2003

* Acquisition of the operations and technology of HomeSide Lending, Inc. occurred in Q1 '02

Summary

- Building America's lending leader
- Stability, growth and profitability through unique business strategy
- Strong contributor to WaMu's enterprise goal of being America's leading retailer of consumer financial services

HOME LOANS AND INSURANCE SERVICES GROUP

Washington Mutual

Washington Mutual

SPECIALTY FINANCE

Third Quarter 2002

SPECIALTY FINANCE

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Our Segment

- Multi-Family Lending
- Other Commercial
  - Commercial Asset Servicing
  - Commercial Real Estate Lending
  - Mortgage Banker Finance
  - Home Builder Finance
- Consumer Finance

SPECIALTY FINANCE

Segment Focus*



Consumer Finance 12%
Multi-Family 58%
Other Commercial 30%

* Based on loan and MBS balances of $32.21 billion as of 9/30/02

Market Position

- #1 Multi-Family originator in 2001
- #1 Multi-Family portfolio owner for a financial institution
- #9 Commercial mortgage lender
- #6 Mortgage Banker Finance
- #5 Consumer Finance Company

Our Mission

To drive higher growth, higher returns and diversify risk while accelerating Washington Mutual's evolution into the nation's leading middle-market financial services company

Overall Objectives

- Maintain market position as the largest multi-family loan originator, expanding to a 20% market share in the Top 20 multi-family markets
- Become the industry leader in terms of profitability and efficiency among commercial mortgage servicers
- Be a leading player in Commercial Real Estate Lending, Mortgage Banker Finance and Home Builder Finance
- Implement a capital markets strategy to mitigate concentration, product and credit risk
- Intensify focus on growth opportunities

Goals

- Expand franchise nationally
- Expand multi-family business line, both in terms of geography (New York, Chicago, Minneapolis) and product line, through organic growth and strategic acquisitions
- Establish a national, scalable servicing platform
- Implement and grow our capital markets initiatives

Segment Business Model

- Own the customer relationship
  - Origination, servicing and retention
- Cross-sell to existing customers
  - Cash management
  - Deposits – establish a banking relationship with borrowers
- Liquid assets for effective capital management
- Earnings from:
  - Spread income
  - Fee income – from conduit, originations, syndications, servicing
  - Gain on sale

Multi-Family – Market Size of $1.3 Trillion

Market Concentration


Other Markets
23%
Top 20
Markets
77%

Financing Structure


Mortgage
Holdings
31%
Equity & Other
Debt
69%

Source: National Multi Housing Council, November 2001

Multi-Family – Top 10 Originators in 2001

Rank	Institution	Loans ($ in millions)	# of Loans	Avg. Loan ($ in thousands)	Loans % of Total
1	**Washington Mutual**	**$2,856**	**2,673**	**$1,068**	**7.7%**
2	ARCS Commercial Mortgage	2,717	406	6,691	7.4
3	California Fed/Citibank	1,784	1,211	1,473	4.8
4	LaSalle Bank	1,716	2,115	811	4.6
5	First Union/Wachovia	1,532	428	3,580	4.2
6	Bank of America	1,146	176	6,513	3.1
7	Provident Bank	945	133	7,103	2.6
8	GMAC Commercial Mortgage	909	120	7,575	2.5
9	SouthTrust Bank	715	111	6,445	1.9
10	Allfirst Mortgage Corp	687	112	6,135	1.9
21	**Dime Savings Bank**	**372**	**85**	**4,371**	**1.0**
	Other Reporting Originators	21,517	27,993	769	58.3
Multi-Family Originations		$36,894	35,563	$1,037	100.0%

SPECIALTY FINANCE

Multi-Family Market Share of Originations*


Seattle
Portland
Minneapolis
Chicago
New York
Sacramento
Denver
San Francisco
Los Angeles
Orange County
San Diego
Dominant (>20%)
Developing (10-20%)
New Entrant

* Based on originations for the quarter ending June 30, 2002

Multi-Family – Our Advantages

- Washington Mutual's brand as a leading national housing lender
- The "Power of the Portfolio" allows for retention on balance sheet
- Full product menu - construction, rehabilitation, ARMs, FRMs and FNMA's Delegated Underwriter and Servicer
- Sales consultants focus on multi-family only
- Quick, 45-day turnaround time

Multi-Family – Top 20 Markets

in billions

1.	New York City	$294	11.	Philadelphia	$28
2.	San Francisco	114	12.	Miami	28
3.	Los Angeles	112	13.	Seattle	26
4.	Boston	56	14.	Houston	22
5.	Chicago	53	15.	Minneapolis	20
6.	Washington DC	47	16.	Dallas	19
7.	San Diego	33	17.	Detroit	18
8.	Orange County	30	18.	Denver	18
9.	Atlanta	30	19.	Phoenix	14
10.	Newark	29	20.	Fort Lauderdale	14

Source: National Multi Housing Council, released November 2001

Multi-Family Focus – Expand to New Markets

- 20/20 Vision
  - 20% market share in the Top 20 multi-family markets
- Capitalize on markets with natural supply constraints
- Focus on “renter by need” vs. “renter by choice” markets
- Prefer “B” and “C” properties over “A” properties

Multi-Family Focus – New York Expansion

- Strengthening our ranking as the nation's top multi-family lender, in August 2002 we opened a Multi-Family Lending office in New York
- New York/New Jersey is the nation's No. 1 apartment market, with a market valuation of over $300 billion

Multi-Family Focus – New York Expansion

- The New York Multi-Family Lending Team expects to fund more than $1 billion over next 18 months
  - Construction loans
  - Rehabilitation loans
  - Permanent financing loans

National Operations Center

- Dallas, TX facility to be fully functional by Q1 ‘03
- Consolidate 4 locations to 1
- Convert 5 existing software platforms to 3
- Improve operating efficiencies
- Third-party servicing opportunities
- Customer continuity program

Capital Markets Strategy

- Optimize capital - reduce risk for each product
- Mitigate concentration, product and credit risk
  - Multi-Family
    - Securitizations, Private & Agency
  - Commercial Real Estate
    - Commercial mortgage-back securities
  - Home Builder Finance and Mortgage Banker Finance
    - Syndications

Capital Markets Strategy - CMBS

- Commercial Mortgage Backed Security ("CMBS") conduit = distribution channel to originate, securitize and sell CRE assets while retaining the servicing rights
  - Building CMBS origination and capital markets presence
  - De-emphasizes balance sheet lending
  - Engaging Goldman Sachs and Sidley Austin Brown & Wood to advise on CMBS platform development and to bring future transactions to the market

SPECIALTY FINANCE

Segment Net Income


in millions
$350
$300
$250
$200
$150
$100
$50
$0
$250
30%
$326
YTD 9/30/01
YTD 9/30/02

SPECIALTY FINANCE

Segment Net Interest Income



in millions
$1,000
$800
$600
$400
$200
$0
$723
22%
$883
YTD 9/30/01
YTD 9/30/02

SPECIALTY FINANCE

Segment Noninterest Income

in millions



$60
$50
$40
$30
$20
$10
$0
$49
(2%)
$48
YTD 9/30/01
YTD 9/30/02

Segment Noninterest Expense


in millions
$250
$200
$150
$100
$50
$0
$184
$225
22%
YTD 9/30/01
YTD 9/30/02

SPECIALTY FINANCE

Multi-Family and CRE Originations


Other CRE
Multi-Family
in millions
$4,000
$3,000
$2,000
$1,000
$0
$2,423
496
1,927
62%
$3,921
778
3,143
YTD 9/30/01
YTD 9/30/02

Multi-Family Lending Performance Metrics[a]

($ in millions)

	9/30/01	9/30/02
Loans & MBS Outstanding[b]	$17,281	$18,543
Average Loan & MBS Yield[d]	7.93%	6.04%
Delinquencies[c][b]	0.34%	0.12%
Nonaccruals[b]	0.16%	0.04%

(a) Excludes multi-family construction loans which are included in Other Commercial Lending
(b) Period ending balances
(c) Includes all nonaccrual loans regardless of payment status
(d) For the year-to-date periods

Other Commercial Lending Performance Metrics

($ in millions)	9/30/01	9/30/02
Loans & MBS Outstanding[a]	$7,220	$9,689
Average Loan & MBS Yield[c]	7.86%	6.26%
Delinquencies[a][b]	4.78%	4.59%
Nonaccruals[a]	4.50%	4.27%

(a) Period ending balances
(b) Includes all nonaccrual loans regardless of payment status
(c) For the year-to-date periods

Consumer Finance Profile

- Strategy
  - Build a national franchise
    - Expand via organic growth and selective acquisitions
  - Leverage efficient centralized back office with localized origination
  - Continue strong record of credit risk management
    - Target A- to C customers
    - Reduce LTV ratios and tighten credit standards
  - Diversify distribution channels

Consumer Finance
Performance Metrics

	($ in millions) 9/30/01	9/30/02
Receivables Outstanding[a]	$3,827	$3,966
Average Receivables Yield[b]	15.51%	14.99%
Efficiency Ratio[b]	41.32%	38.05%
Delinquency 60+[a][c]	3.21%	3.32%

(a) Period ending balances
(b) For the year-to-date periods
(c) Three or more payments past due

SPECIALTY FINANCE

Washington Mutual

Washington Mutual

CREDIT RISK MANAGEMENT

Third Quarter 2002

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

CREDIT RISK MANAGEMENT

Risk Exposure by Loan Type


Consumer Finance 2%
Commercial 3%
SMF * 7%
Consumer 11%
CRE * 17%
SFR 60%

9/30/02

* Specialty Mortgage Finance (SMF) includes purchased subprime loans and first mortgages originated by Washington Mutual Finance; CRE is Commercial Real Estate

Risk Exposure by Geography


TX
4%
FL
4%
OR
4%
NY
7%
WA
7%
CA
47%
Other
27%

9/30/02

Asset Quality - SFR

	Portfolio[a] (in billions)	Delinquencies[b]/ Portfolio
12/31/01	$84.6	2.58%
3/31/02	88.9	2.77
6/30/02	87.3	2.35
9/30/02	89.8[c]	2.39

(a) Excludes SMF portfolio. Also excludes loans held for sale for all periods.
(b) Two or more payments past due including nonaccrual.
(c) SFR portfolio is 98% permanent mortgages and 2% construction loans.

Asset Quality - SMF[(a)]

	Portfolio[(b)] (in billions)	Delinquencies[(c)]/ Portfolio
12/31/01	$9.8	6.51%
3/31/02	10.5	6.56
6/30/02	10.6	6.31
9/30/02	10.9	6.92

(a) Specialty mortgage finance.
(b) Includes purchased subprime loan portfolios as well as first mortgages originated by Washington Mutual Finance. Excludes loans held for sale for all periods.
(c) Two or more payments past due including nonaccrual.

Asset Quality - CRE: Multi-family

	Portfolio[a] (in billions)	Delinquencies[b]/ Portfolio
12/31/01	$15.6	0.52%
3/31/02	17.2	0.62
6/30/02	17.6	0.44
9/30/02	18.4	0.40

(a) Includes multi-family construction loans
(b) Two or more payments past due including nonaccrual

Asset Quality - Other CRE

	Portfolio[a] (in billions)	Delinquencies[b]/ Portfolio
12/31/01	$4.5	7.25%
3/31/02	6.9	5.32
6/30/02	6.8	4.37
9/30/02	6.9	3.86

(a) Excludes multi-family construction loans

(b) Two or more payments past due including nonaccrual

Asset Quality - Consumer Loans: Banking Subsidiaries

	Portfolio (in billions)	Delinquencies[a]/ Portfolio
12/31/01	$10.5	1.77%
3/31/02	15.1	1.28
6/30/02	16.7	1.11
9/30/02	16.8[b]	0.95

(a) Two or more payments past due including nonaccrual
(b) Portfolio is 87% home equity products, 7% manufactured housing, 4% vehicles/cash secured and 2% unsecured

Asset Quality - Consumer Loans: WM Finance

	Portfolio (in billions)	Delinquencies*/ Portfolio
12/31/01	$2.6	8.11%
3/31/02	2.6	7.83
6/30/02	2.7	7.13
9/30/02	2.7	7.59

* Two or more payments past due including nonaccrual

Asset Quality - Commercial

	Portfolio (in billions)	Delinquencies*/ Portfolio
12/31/01	$5.4	4.39%
3/31/02	5.2	4.98
6/30/02	5.0	4.50
9/30/02	5.4	4.25

* Two or more payments past due including nonaccrual

SFR* - NPA % Trend


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
NPA %
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02

* Excludes SMF portfolio

SMF - NPA % Trend


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
NPA %
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02

CRE: Multi-Family - NPA % Trend


0.40%
0.30%
0.20%
0.10%
0.00%
NPA %
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02

CREDIT RISK MANAGEMENT

Other CRE - NPA % Trend


8.00%
6.00%
4.00%
2.00%
0.00%
NPA %
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02

CREDIT RISK MANAGEMENT

Commercial Loans - NPA % Trend



4.00%
3.00%
2.00%
1.00%
0.00%
NPA %
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02

CREDIT RISK MANAGEMENT

Consumer Loans*: Banking Subsidiaries - NPA % Trends



1.20%
0.90%
0.60%
0.30%
0.00%
NPA %
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02

* Includes second mortgages

Consumer Loans: WM Finance - NPA % Trend


4.00%
3.00%
2.00%
1.00%
0.00%
NPA %
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02

Nonperforming Assets

(in millions)

	12/31/01	3/31/02	6/30/02	9/30/02
Nonaccrual Loans	$2,030	$2,391	$2,232	$2,188
+ Foreclosed Assets	228	267	274	309
= Nonperforming Assets	$2,258	$2,658	$2,506	$2,497

CREDIT RISK MANAGEMENT

Foreclosed Assets


in millions
$320
$240
$160
$80
$0
$199
$153
$228
$267
$274
$309
12/31/99
12/31/00
12/31/01
3/31/02
6/30/02
9/30/02

CREDIT RISK MANAGEMENT

Allowance for Loan and Lease Losses*

	(in millions)
Allocated	$1,145
Unallocated	560
Total reserves	$1,705

* As of 9/30/02

CREDIT RISK MANAGEMENT

Allowance for Loan and Lease Losses - 3 Year Trend


in millions
Allowance
QTD Net Chargeoffs
$2,000
$1,600
$1,200
$800
$400
$0
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02

Net Charge Offs and Allowance for Loan and Lease Losses

	WM 9/30/02	Thrift Peers[a] 6/30/02	Bank Peers[a] 6/30/02
Net Charge Offs[b]/ Average Loans[c]	0.24%	0.29%	1.34%
ALLL/Total Loans[c]	1.13	0.93	1.99

(a) Most recent data available; thrift peer group consists of savings institutions with assets >$5 billion, bank peer group consists of commercial banks with assets >$10 billion. Source: The FDIC Quarterly Banking Profile

(b) Annualized net charge offs

(c) Represents loans held in portfolio

Allowance for Loan and Lease Losses

(in millions)

	ALLL	Provision	Net Charge offs
Q3 2001	1,295	200	75
Q4 2001	1,404	200	97
Q1 2002	1,621	175	99
Q2 2002	1,665	160	116
Q3 2002	1,705	135	88

CREDIT RISK MANAGEMENT

Washington Mutual

Washington Mutual

MARKET RISK MANAGEMENT

Third Quarter 2002

Forward-Looking Statements

"This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended September 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin, along with the potential decreases in mortgage loan volumes and a corresponding reduction in gain from mortgage loans; the impact of falling interest rates may accelerate mortgage prepayment rates, which would increase the impairment on mortgage servicing rights ("MSR") and may result in balance sheet shrinkage causing a potential reduction in net interest income; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Management Objective

- Moderate volatility in net income and the fair value of mortgage servicing rights caused by changes in rates over interest rate cycle

MARKET RISK MANAGEMENT

Interest Rate Impacts

- Net interest income
- Gain from mortgage loans
- Servicing and other fee income
- Amortization of mortgage servicing rights
- Other noninterest expense
- Balance sheet size
- Fair value of mortgage servicing rights
- Market value of risk management instruments

MARKET RISK MANAGEMENT

Impact of Rate Movements

Interest Rates	Balance Sheet		Income Statement	
Rising	Portfolio growth Value of mortgage servicing rights	↑	Net interest margin Gain from mortgage loans Amortization of MSR	↓
			Servicing and other fee income	↑
Falling	Portfolio growth Value of mortgage servicing rights	↓	Net interest margin Gain from mortgage loans Amortization of MSR	↑
			Servicing and other fee income	↓

Interest Rate Risk Drivers - Net Interest Income

- Net interest income generally decreases when short-term interest rates are rising and increases when short-term rates are falling
- Lagged adjustments in ARM rates lead to volatility in net interest margin
- Changes in balance sheet size generally move in the opposite direction of the net interest margin offsetting some of the margin volatility

MARKET RISK MANAGEMENT

Net Interest Margin Throughout the Cycle


WM NIM
3M LIBOR
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1997
1998
1999
2000
2001
2002

Interest Rate Risk Drivers - Balance Sheet Size

- The size of the balance sheet normally increases in rising rate environments and decreases in falling interest rate environments
- In rising interest rate environments, loan production normally decreases while prepayments slow and ARM production increases resulting in potential balance sheet growth
- In falling rate environments, loan production and prepayments increase while the loan mix shifts to fixed-rate mortgages which are sold resulting in the potential for balance sheet shrinkage

Balance Sheet Grows as Rates Rise

- NII usually declines due to margin compression
- Balance sheet growth partially offsets this margin compression

Historical Rising Rate Scenario	Q3 1999	Q4 1999
Net Interest Margin	2.64%	2.41%
Ending Assets	$181 B	$187 B

Balance Sheet Contracts as Rates Fall

- NII usually increases due to liability rates repricing to lower levels faster than asset yields
- Higher prepayments reduce the balance sheet and partially offset the NII enhancement

Historical Falling Rate Scenario	Q2 2001	Q3 2001
Net Interest Margin	3.21%	3.53%
Ending Assets	$229 B	$224 B

Strategies to Mitigate NII Sensitivity

- Remix the balance sheet
  - Add higher yielding and less rate sensitive specialty, consumer and commercial loans
  - Increase deposits with lower pricing sensitivity
- Diversify revenue sources
  - Grow checking accounts and fee based services
  - Grow securities fees and insurance income
- Implement financial strategies
  - Actively manage differences in maturities or repricing periods of our assets and liabilities
  - Execute longer-term fixed-rate borrowings, interest rate swaps, swaptions and caps

Transactions to Mitigate NII Sensitivity to Rising Rates

2001 Transactions

- Issued $15.8 billion in fixed-rate financing with a maturity of one year or more
- Executed $11.4 billion in swaptions for rising rate protection
- Executed $9.7 billion in pay-fixed swaps

2002 Transactions through September 30th

- Purchased $22.4 billion in pay fixed rate swaps
- Executed $5.8 billion in fixed rate financing with a maturity of one year or more

Net Income Sensitivity Results

- We measure net income sensitivity based on parallel shifts in the yield curve with rates falling or rising in even quarterly increments over twelve months for a total decrease of 100 bps and a total increase of 200 bps

- This analysis includes assumptions for mortgage prepayments, transaction account decay, loan sales, loan and deposit production, repricing of current and new mortgage and deposit products, gain from mortgage loans, changes in the fair value of MSR and related hedges and changes in noninterest income and noninterest expense

MARKET RISK MANAGEMENT

Net Income and Net Interest Income Sensitivity

	Down 100 bps	Up 200 bps
Net Income change for the one-year period beginning:		
October 1, 2002	13.71%	2.37%
January 1, 2002	2.19	(2.76)
Net Interest Income change for the one-year period beginning:		
October 1, 2002	(0.01)%	(1.17)%
January 1, 2002	1.47	(5.18)

Interest Rate Risk Drivers - Mortgage Banking

- Gain from mortgage loans
  - Gain from mortgage loans normally decreases when rates are rising and increases when rates are falling
  - The gain changes based on production, loan mix and competition (loan pricing)
- Loan servicing and other fee income
  - Loan servicing fees typically increase as rates rise and decrease as rates fall

Interest Rate Risk Drivers - Mortgage Banking

- Mortgage Servicing Rights
  - Potential impairment in falling interest rate environment and recovery of previous impairments in rising rate environment
  - Impairment only occurs when fair value falls below book value
  - Recovery of impairment is limited to gross book value

Changes in Mortgage Servicing Rights


in millions
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,017
$5,744
$6,145(a)
($2,702)
($996)(b)
($4,660)
$4,548
MSR Balance at 12/31/00
Acquisitions
Originated
Amortization
Sales
Impairment
Ending MSR at 9/30/02

(a) Includes $12 million of commercial real estate MSRs
(b) Of total $711 million of excess servicing sold in Q2 '02 and $111 million sold in Q3 '02

Strategies to Mitigate MSR Fair Value Sensitivity

- The fair value of MSR may decline as expected prepayment rates rise
- The sources of income to offset the impairment:
  - Natural business hedge
    - Increased net interest income
    - Higher gains from mortgage loans
  - Gains on financial hedges
- Minimizing excess servicing on loan sales
- Sales of excess servicing

Strategies to Mitigate MSR Fair Value Sensitivity

- Composition of Current MSR Financial Hedges
  - Bonds
  - Mortgage securities
  - Receive-fixed rate interest rate swaps
  - Interest rate floors
  - Receiver swaptions
- Considerations in Instrument Selection
  - Effectiveness – duration, convexity, volatility
  - Liquidity
  - Capital
  - Cost

MSR Risk Management Instruments

Positions as of 9/30/02

- $12.1 billion in receive-fixed rate swaps
- $5.4 billion in receive-fixed rate swaptions
- $3.9 billion in interest rate floors
- $2.0 billion in mortgage securities
- $9.3 billion in par value bonds

SFR Mortgage Banking Income (Expense) Adjusted for Financial Hedging Transactions

	Q3 2002	Q2 2002
Loan servicing fees	$ 542	$ 598
Amortization of MSR	(713)	(504)
MSR recovery (impairment)	(1,849)	(1,107)
Other, net	(97)	(78)
Loan related income	125	120
Gain from mortgage loans	418	220
Gain (loss) from sale of originated MBS	(1)	18
Total SFR mortgage banking expense	(1,575)	(733)
Gain from AFS securities	356	137
Gain on extinguishment of securities sold under agreements to repurchase	98	121
Revaluation gain from derivatives	1,582	857
Total mortgage banking fees, net of financial hedges	**$ 461**	**$ 382**

Interest Rate Risk Summary

- Exposure to interest rate risk is managed through:
  - Net income and net interest income simulations
  - MSR and hedge analysis
- Adjustments to the interest rate risk position are managed by:
  - Extending funding via borrowings or derivatives
  - Balance sheet management (sale/retention of assets)
  - Executing the appropriate MSR financial hedges

Washington Mutual